UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2003

AMB PROPERTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13545	94-3281941

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 1.1
Exhibit 99.1

Item 5. Other Events.

     On June 18, 2003, we executed an underwriting agreement in connection with the public offering of 2,000,000 shares of our 6 1/2% Series L Cumulative Redeemable Preferred Stock, par value $0.01 per share, at a price of $25.00 per share, under our shelf registration statement on Form S-3 (File No. 333-68283), and pursuant to the terms set forth in a prospectus dated December 17, 1998, as supplemented by a prospectus supplement dated June 18, 2003. We expect the transaction to close on June 23, 2003. In the underwriting agreement, we also granted the underwriters an over-allotment option to purchase up to an additional 300,000 shares of the series L preferred stock.

     Dividends on the series L preferred stock will be payable quarterly in arrears on the 15th day of January, April, July and October of each year, commencing on July 15, 2003 (or, if any such date is not a business day, on the next succeeding business day). Except in limited circumstances to preserve our status as a real estate investment trust, we may not redeem the series L preferred stock until June 23, 2008. On or after that date, we may redeem the series L preferred stock in whole or in part, for cash at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends on such series L preferred stock. The series L preferred stock will have no stated maturity, will not be subject to any sinking find or mandatory redemption and will not convertible into any other securities. Application has been made to list the Series L Preferred on the New York Stock Exchange under the symbol “AMB – PrL”. For additional information concerning these securities, please refer to the exhibits attached to this report.

     We expect to receive net proceeds from this offering of approximately $47,975,000 (exclusive of the over-allotment option) after deducting underwriting discounts and commissions and estimated transaction expenses payable by us. We will contribute the net proceeds to AMB Property, L.P., our operating partnership, and, in exchange, the operating partnership will issue to us 6 1/2% Series L Cumulative Redeemable Preferred Units. We intend for the operating partnership to use the proceeds, in addition to some or all of the proceeds we previously contributed to the operating partnership from other equity issuances subsequent to the issuance of our series A preferred stock, to redeem its 8 1/2% Series A Cumulative Redeemable Preferred Units, held by us. In turn, we intend to use those funds to pay all or a portion of the redemption price of our 81/2% Series A Cumulative Redeemable Preferred Stock, at $25.00 per share; and we will pay accumulated and unpaid dividends on such shares to the redemption date. Any additional or remaining proceeds will be used by the operating partnership for general corporate purposes.

     On June 18, 2003, we issued a press release regarding the pricing of the series L preferred, which is attached to this report as Exhibit 99.1 and is incorporated by reference into this report.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     The following exhibits are filed as part of this report:

Exhibit
No.	Description

1.1	Underwriting Agreement dated June 18, 2003 between AMB Property Corporation, AMB Property, L.P. and Wachovia Securities, LLC, as representative of the several underwriters named therein.

4.1	Articles Supplementary establishing and fixing the rights and preferences of the 61/2% Series L Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.16 of AMB Property Corporation’s Form 8-A filed on June 20, 2003).

4.2	Form of Certificate for 61/2% Series L Cumulative Redeemable Preferred Stock of AMB Property Corporation (incorporated by reference to Exhibit 4.3 of AMB Property Corporation’s Form 8-A filed on June 20, 2003).

99.1	Press Release dated June 18, 2003.

Forward Looking Statements

     Some of the information included in this report contains forward-looking statements, such as statements pertaining to earnings and results of operations and future plans, including anticipated closings and transactions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest of properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Risks” and elsewhere in our most recent annual report on Form 10-K and quarterly report on Form 10-Q and in the prospectus supplement filed with the Securities and Exchange Commission on June 18, 2003 pursuant to Rule 424(b).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)

Date: June 20, 2003	By:	/s/ Tamra D. Browne

Tamra D. Browne Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Underwriting Agreement dated June 18, 2003 between AMB Property Corporation, AMB Property, L.P. and Wachovia Securities, LLC, as representative of the several underwriters named therein.

4.1	Articles Supplementary establishing and fixing the rights and preferences of the 61/2% Series L Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.16 of AMB Property Corporation’s Form 8-A filed on June 20, 2003).

4.2	Form of Certificate for 61/2% Series L Cumulative Redeemable Preferred Stock of AMB Property Corporation (incorporated by reference to Exhibit 4.3 of AMB Property Corporation’s Form 8-A filed on June 20, 2003).

99.1	Press Release dated June 18, 2003.